Defined Contribution Plan (Details Narrative) - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Defined Contribution Plan
Contribution plan description	The Company has elected to match 100% of each participant’s contribution up to 3% of salary, and 50% of the next 2% of salary contributed. The Company may also elect, on an annual basis, to make a discretionary contribution to the plan. Company matches and elective contributions vest to participant accounts as follows: 20% after two years of service, and 20% per year thereafter until the participant reaches 6 years of service, at which time, employer contributions vest 100%.
Cost of contribution	$ 33,725	$ 35,488